Exhibit 10.27
FIRST AMENDMENT TO PROMISSORY NOTE

FIRST AMENDMENT TO PROMISSORY NOTE (as the same may be amended or otherwise modified from time to time, this “Amendment”), dated as of February 3, 2011, between William Yu (“Lender”) and Prime Acquisition Corp. (“Borrower”), a Cayman Islands company.

W I T N E S S E T H:

WHEREAS, Lender made a loan to Borrower in the original principal amount of fifty thousand dollars ($12,500.00) as evidenced by that certain Promissory Note dated as of March 25, 2010 made by Borrower to the order of Lender (the “Note”); and

WHEREAS, Borrower and Lender now desire to extend the term of the Note.

NOW, THEREFORE, in consideration of  the covenants set forth herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

1.
Modifications to the Note. The Maturity Date of the Note is hereby extended to the earlier of (i) November 9, 2011 and (ii) the date that the Company’s Registration Statement on Form F-1 (File No. 333-171777), initially publicly filed with the Securities and Exchange Commission (the “SEC”) on January 20, 1010, as amended, is declared effective by the SEC.

2.	Modifications to Amendment. No provision of this Amendment may be waived, amended or supplemented except by a written instrument executed by Lender and Borrower.

3.
Successors and Assigns. This Amendment, which sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, inures to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

4.
Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.
Captions; Counterparts. Captions used in this Amendment are for convenience of reference only and shall not be deemed a part of this Amendment nor used in the construction of its meaning.  This Amendment may be signed in counterparts.

6.
Ratification.  Except as specifically amended hereby, all of the terms, covenants and conditions and stipulations contained in the Note are ratified and confirmed in all respects and shall continue to apply with full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, Lender and Borrower have duly executed this Amendment, as of the date and year first above written.

BORROWER:

PRIME ACQUISITION CORP.

By:	/s/ William Yu
Name:	William Yu
Title:	President

LENDER:

/s/ William Yu
Name:	William Yu

Signature page to Amendment to Promissory Note dated March 25, 2010